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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   March 22, 2006


                                PANAVISION INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                001-12391                                13-3593063
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        (Commission File Number)              (IRS Employer Identification No.)


          6219 DE SOTO AVENUE
       WOODLAND HILLS, CALIFORNIA                          91367
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 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (818) 316-1000

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

            Panavision Inc. today announced that it was in negotiations with various lenders with respect to certain credit facilities it wishes to incur to refinance certain of its existing indebtedness. The current proposal includes:

            o a $215 million first-lien credit facility, consisting of a $180 million revolving five-year term loan facility and a $35 million five-year revolving loan facility; and

            o   a $115 million six-year second-lien term loan facility.

            Panavision expects to close the credit facilities near the end of March 2006.

            The credit facilities are expected to be secured by substantially all of Panavision's domestic assets.

            Since all of the terms of the credit facilities are currently under negotiation, there can be no assurance that the final terms of the credit facilities will be as described above.


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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PANAVISION INC.



Date: March 22, 2006                  By: /s/ Damien M. Sullivan
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                                          Name:  Damien M. Sullivan
                                          Title: Vice President, General Counsel